      NUMBER            [FIRST CONSULTING GROUP LOGO]             SHARES


INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                         CUSIP 31986R  10  3


THIS CERTIFIES THAT


IS THE RECORD HOLDER OF


   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

---------------------- FIRST CONSULTING GROUP, INC. -------------------------

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

     WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.


     DATED:

                     [FIRST CONSULTING GROUP CORPORATE SEAL]

            /s/ PATRICIA A. LOWERY                    /s/ JAMES A. REEP
           ------------------------               -------------------------
                  SECRETARY                                CHAIRMAN


COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
                           TRANSFER AGENT AND REGISTRAR

BY
   -----------------------------------------
                        AUTHORIZED SIGNATURE


AMERICAN BANK NOTE COMPANY                      DEC 29, 1997 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807                               054181FC
(562) 989-2333
(FAX) (562) 426-7450        308-19x        Proof  /s/        REV 1
                                                 -----

                        FIRST CONSULTING GROUP, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHALL BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

     TEN COM  --  AS TENANTS IN COMMON
     TEN ENT  --  AS TENANTS BY THE ENTIRETIES
     JT TEN   --  AS JOINT TENANTS WITH RIGHT OF
                  SURVIVORSHIP AND NOT AS TENANTS
                  IN COMMON


    UNIF GIFT MIN ACT  --  ................CUSTODIAN..................
                                (CUST)                   (MINOR)

                           UNDER UNIFORM GIFTS TO MINORS
                           ACT........................................
                                            (STATE)

    UNIF TRF MIN ACT   --  ................CUSTODIAN (UNTIL AGE .....)
                                (CUST)

                           ....................UNDER UNIFORM TRANSFERS
                                (MINOR)

                           TO MINORS ACT..............................
                                                   (STATE)


    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE TEXT.


    FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         _________________
        |_________________|



-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                         Shares
------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated_________________________



                                    X _________________________________________

                                    X _________________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME(S) AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN
                                      EVERY PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By_________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.


AMERICAN BANK NOTE COMPANY                      DEC 10, 1997 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807                               054181BK
(562) 989-2333
(FAX) (562) 426-7450                       Proof  /s/        NEW
                                                 -----